UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: November 16, 2006
(Date of earliest event reported)

PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 226-9900

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01. OTHER EVENTS
ITEM 9.01 EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 8.01.    OTHER EVENTS

On November 16, 2006, Photon Dynamics, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the discontinuation of its PanelMaster™ products.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

Number	Description

99.1	Press Release dated November 16, 2006, entitled “Photon Dynamics Announces Realignment of Resources and Discontinuation of PanelMasterTM Products”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.

Dated: November 17, 2006	By:	/s/ Michael Schradle
Michael Schradle
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Photon Dynamics, Inc. dated November 16, 2006